                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. 20549

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   OCTOBER 21, 1998
                                                  -----------------------------
                                                    (OCTOBER 6, 1998)
                                                  -----------------------------

                             SHAW INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


    GEORGIA                           1-6853                 58-1032521
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)


616 E. WALNUT AVENUE, DALTON, GEORGIA                                     30720
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                     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code      (706) 275-3812
                                                  -----------------------------

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS.

         On October 6, 1998, the Registrant completed the acquisition of Queen Carpet Corporation ("Queen") pursuant to the merger (the "Queen Merger") of Queen with and into the Registrant. The Queen Merger was effected pursuant to that certain Agreement and Plan of Merger, dated August 13, 1998 (the "Merger Agreement"), among the Registrant, its wholly-owned subsidiary, Chessman Acquisition Corp. ("Chessman"), Queen and the shareholders of Queen (the "Queen Shareholders"), as amended by the First Amendment thereto, dated October 6, 1998 (the "First Amendment"), among the Registrant, Chessman, Queen and the Queen Shareholders. Prior to the consummation of the Queen Merger, privately-held Queen was the fourth largest carpet manufacturer in the United States with annual sales of approximately $800 million. As consideration for their shares of Queen stock, in the Queen Merger the Queen Shareholders received from the Registrant (i) 3.15 million shares of the common stock of The Maxim Group, Inc.; (ii) 19,444,444 shares of the Registrant's common stock; and
(iii) approximately $35.8 million in cash. In addition, in connection with the Queen Merger, the Registrant made executive retention incentive payments to certain key employees of Queen consisting of (a) an aggregate of 841,733 shares of the Registrant's common stock and (b) $12.1 million in cash. At the effective time of the Queen Merger, Queen had aggregate liabilities of approximately $220 million.

         The Registrant financed the cash portion of the purchase price paid in the Queen Merger, the cash portion of the executive retention incentive payments and the fees and expenses associated with the Queen Merger, through borrowings under its existing credit facility. In connection with the consummation of the Queen Merger, the Registrant amended its Amended and Restated Credit Agreement, as amended, on October 6, 1998, among other things, to allow the Registrant to assume certain guaranties and other indebtedness of Queen.


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ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  The required financial information will be filed by amendment to this Report as soon as practicable but in no event later than December 21, 1998.

         (b)      Pro Forma Financial Information.

                  The required pro forma financial information will be filed by amendment to this Report as soon as practicable but in no event later than December 21, 1998.

         (c)      Exhibits.

                           99.1 Agreement and Plan of Merger, dated August 13, 1998, among Shaw Industries, Inc., Chessman Acquisition Corp., Queen Carpet Corporation, Julian Saul, Linda Saul, Anita Saul Family Trust, Julian Saul Family Trust, and Linda Saul Schejola Family Trust. [Incorporated by reference to
                                    Exhibit 99.1 of the Registrant's Current
                                    Report on Form 8-K filed with the
                                    Commission on August 28, 1998 (File No.
                                    1-6853).]

                           99.2 First Amendment to Agreement and Plan of Merger, dated October 6, 1998, among Shaw Industries, Inc., Chessman Acquisition Corp., Queen Carpet Corporation, Julian Saul, Linda Saul, Anita Saul Family Trust, Julian Saul Family Trust, and Linda Saul Schejola Family Trust.

                           99.3 First Amendment to the Amended and Restated Credit Agreement, dated August 7, 1998, among Shaw Industries, Inc., the lenders appearing on the signature pages thereto, NationsBank, N.A. and SunTrust Bank, Atlanta.

                           99.4     Second Amendment to the Amended and
                                    Restated Credit Agreement, dated October 6,
                                    1998, among Shaw Industries, Inc., the
                                    lenders appearing on the signature pages thereto, NationsBank, N.A. and SunTrust Bank, Atlanta.

                           99.5 Third Amendment to the Amended and Restated Credit Agreement, dated October 15, 1998, among Shaw Industries, Inc., the lenders appearing on the signature pages thereto, NationsBank, N.A. and SunTrust Bank, Atlanta.


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SHAW INDUSTRIES, INC.


                                   By: /s/  Bennie M. Laughter
                                      -----------------------------------------
                                                 Bennie M. Laughter
                                                 Vice President, Secretary and
                                                 General Counsel

Dated:  October 19, 1998


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                                 EXHIBIT INDEX

 Exhibit
 Number                                    Description
 -------                                   -----------

 99.1             Agreement and Plan of Merger, dated August 13, 1998, among
                  Shaw Industries, Inc., Chessman Acquisition Corp., Queen
                  Carpet Corporation, Julian Saul, Linda Saul, Anita Saul
                  Family Trust, Julian Saul Family Trust, and Linda Saul
                  Schejola Family Trust. [Incorporated by reference to Exhibit
                  99.1 of the Registrant's Current Report on Form 8-K filed with the Commission on August 28, 1998 (File No. 1-6853).]

 99.2             First Amendment to Agreement and Plan of Merger, dated October
                  6, 1998, among Shaw Industries, Inc., Chessman Acquisition
                  Corp., Queen Carpet Corporation, Julian Saul, Linda Saul,
                  Anita Saul Family Trust, Julian Saul Family Trust, and Linda
                  Saul Schejola Family Trust.

 99.3 First Amendment to the Amended and Restated Credit Agreement, dated August 7, 1998, among Shaw Industries, Inc., the lenders appearing on the signature pages thereto, NationsBank, N.A. and SunTrust Bank, Atlanta.

 99.4 Second Amendment to the Amended and Restated Credit Agreement, dated October 6, 1998, among Shaw Industries, Inc., the lenders appearing on the signature pages thereto, NationsBank, N.A. and SunTrust Bank, Atlanta.

 99.5 Third Amendment to the Amended and Restated Credit Agreement, dated October 15, 1998, among Shaw Industries, Inc., the lenders appearing on the signature pages thereto, NationsBank, N.A. and SunTrust Bank, Atlanta.